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                                                                  Exhibit 23.d

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our reports dated July 13, 1993, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1993, and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN & CO.


Memphis, Tennessee,
 February 14, 1994.